UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: April 20, 2007
(Date of earliest event reported)

          Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

      New York                      333-131594-05               Applied For
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(State or other jurisdiction     (Commission File No.         (IRS Employer
      of incorporation             of issuing entity)       Identification No.
     of issuing entity)                                     of issuing entity)

      7430 New Technology Way, Frederick, Maryland                21703
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Address of principal executive offices                           (Zip Code)

Depositor's telephone number, including area code  (301) 846-8881
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of April 20, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust, Home Equity Asset-Backed Certificates, Series 2007-2 (the "Certificates"), issued on April 20, 2007, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Public Certificates"), having an aggregate initial principal balance of $448,281,000, (ii) the Class B-1 and Class B-2 Certificates, having an aggregate initial principal balance of $7,429,000 and
(iii) the Class R-1, Class R-2, Class CE and Class P Certificates (together with the Class B-1 and Class B-2 Certificates, the "Private Certificates").

            The Public Certificates were sold to Lehman Brothers Inc. pursuant to an underwriting agreement, dated May 5, 2006 and terms agreement, dated March 6, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Lehman Brothers Inc. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Certificates were sold to Lehman Brothers Inc. on April 20, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated April 20, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------

      (1.1) Underwriting Agreement, dated May 5, 2006 and terms agreement, dated March 6, 2007, among the Company, Wells Fargo Bank, N.A. and Lehman Brothers Inc.

      (4.1) Pooling and Servicing Agreement, dated as of April 20, 2007, among Wells Fargo Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as servicer and securities administrator, and HSBC Bank USA, National
                                         Association, as trustee.

      (10.1) Mortgage Loan Purchase Agreement, dated April 20, 2007, between the Company and Wells Fargo Bank, N.A.

      (10.2) Interest Rate Swap Agreement, dated April 20, 2007, between Wells Fargo Bank, N.A. and Natixis Financial Products Inc.

      (10.3) Interest Rate Cap Agreement, dated April 20, 2007, between Wells Fargo Bank, N.A. and Natixis Financial Products Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES CORPORATION

April 20, 2007

                                          /s/ Bradley A. Davis
                                          -------------------------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------

    (1.1)            Underwriting Agreement, dated May 5, 2006         E
                     and terms agreement, dated March 6, 2007, among the Company, Wells Fargo Bank, N.A.
                     and Lehman Brothers Inc.

    (4.1)            Pooling and Servicing Agreement, dated as of      E
                     April 20, 2007, among Wells Fargo Asset
                     Securities Corporation, as depositor, Wells
                     Fargo Bank, N.A., as servicer and securities administrator, and HSBC Bank USA, National
                     Association, as trustee.

    (10.1)           Mortgage Loan Purchase Agreement, dated           E
                     April 20, 2007, between the Company and
                     Wells Fargo Bank, N.A.

    (10.2)           Interest Rate Swap Agreement, dated April         E
                     20, 2007, between Wells Fargo Bank, N.A. and
                     Natixis Financial Products Inc.

    (10.3)           Interest Rate Cap Agreement, dated April 20,      E
                     2007, between Wells Fargo Bank, N.A. and
                     Natixis Financial Products Inc.